ORBITAL SCIENCES CORPORATION
                     1990 STOCK OPTION PLAN

              (Restated Effective April 27, 1995)


                           ARTICLE I
                        PURPOSE OF PLAN

           The purpose of this 1990 Stock Option Plan is to promote the growth and profitability of Orbital Sciences Corporation by providing, through the ownership of Shares, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company and other Participating Companies and to motivate such persons to use their best effort on behalf of the Company and other Participating Companies.


                           ARTICLE II
                          DEFINITIONS

           For the purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

      2.01 Accrued Installment. The term "Accrued Installment" shall mean any vested installment of an Option.

      2.02   Board.   The term "Board" shall mean  the  Board  of
Directors of the Company.

       2.03   Committee.   The  term  "Committee"  shall  mean  a
committee appointed by the Board pursuant to Section 3.04 and constituting not less than three (3) members of the Board.

      2.04   Company.   The  term "Company"  shall  mean  Orbital
Sciences Corporation, a Delaware corporation, or any successor thereof.

      2.05 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

     2.06  Disinterested Person.  The term "Disinterested Person"
shall  mean  any person defined as a disinterested  person  under
Rule   16b-3  of  the  Securities  and  Exchange  Commission   as
promulgated under the Exchange Act.

      2.07  Effective Date.  The term "Effective Date" shall mean
November 9, 1987.

      2.08 Eligible Person. The term "Eligible Person" shall mean any employee of any Participating Company, but shall not include any Director of any Participating Company who is not also an employee or officer of a Participating Company.

      2.09  Exchange Act.  The term "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended.

     2.10 Fair Market Value. The term "Fair Market Value," when used with respect to the determination of the option price of Options, shall mean the closing sale price of Shares on the national securities exchange on which Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system for securities on the date of the grant of the Option. In the event that there are no sales of Shares on any such exchange or market on such date of the grant of the Option, the fair market value of Shares on the date of the grant shall be deemed to be the closing sales price on the next preceding day on which Shares were sold on any such exchange or market. In the event that such Shares are not listed on any such market or exchange on such date of the grant of the Option, a reasonable valuation of the fair market value of the Shares on the date of the grant shall be made by the Board.

      2.11   I.R.C.   The term "I.R.C." shall mean  the  Internal
Revenue Code of 1986, as it may be amended from time to time.

      2.12   Incentive  Stock Option.  The term "Incentive  Stock
Option"   shall   mean  any  Option  intended  to   satisfy   the
requirements under I.R.C. Section 422(b) as an incentive stock option.

      2.13   Nonstatutory  Stock Option.  The term  "Nonstatutory
Stock Option" shall mean any Option granted under the Plan that does not qualify as an Incentive Stock Option.

      2.14 Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

      2.15  Optionee.  The term "Optionee" shall mean an Eligible
Person who has been granted Options.

     2.16 ORBCOMM Partnerships. The term "ORBCOMM Partnerships" shall mean ORBCOMM Development Partners, L.P., ORBCOMM U.S. Partners, L.P., ORBCOMM International Partners, L.P. and any successor partnerships thereto; provided, however, that the term "ORBCOMM Partnership" shall not include any partnership at any time when the Company holds, directly or indirectly, Participation Percentages (as defined in the applicable partnership agreement) in such partnership aggregating less than 20%.

      2.17 Parent Corporation. The term "Parent Corporation" shall mean a corporation as defined in I.R.C. Section 425(e).

       2.18   Participating  Company.   The  term  "Participating
Company" shall mean the Company and, any Parent Corporation or of the Company, any Subsidiary Corporation of the Company or its Parent Corporation and any ORBCOMM Partnership.

     2.19  Plan.  The term "Plan" shall refer to the Stock Option
Plan of the Company set forth herein that provides for the granting of Incentive Stock Options and Nonstatutory Stock
Options.

       2.20 Restricted Shareholder. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, with stock ownership determined in accordance with the attribution rules of I.R.C. Section 425(d).

      2.21 Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

       2.22    Subsidiary  Corporation.   The  term   "Subsidiary
Corporation"  shall  mean  a corporation  as  defined  in  I.R.C.
Section 425(f).

       2.23   Terminating  Transaction.   The  term  "Terminating
Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation other than a corporation that was a Participating Company immediately prior to such event (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of substantially all of the Company's assets to a person or persons other than a corporation that was a Participating Company immediately prior to such event; or (d) a sale to one person (or two or more persons acting in concert) of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company. As used herein or elsewhere in this Plan, the word "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

      2.24 Termination Date. The term "Termination Date" shall mean November 9, 1997.

      2.25 Total Disability. The term "Total Disability" shall mean a total and permanent disability as that term is defined in I.R.C. Section 22(e)(3).


                          ARTICLE III
                     ADMINISTRATION OF PLAN

       3.01 Administration by Board. The Plan shall be administered by the Board. The Board shall have full and
absolute   power  and  authority  in  its  sole   discretion   to
(a)  determine  which  Eligible Persons  shall  receive  Options;
(b)   determine   the  time  when  Options  shall   be   granted;
(c) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Option granted hereunder, including whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option (except that Incentive Stock Options may not be granted to any Eligible Person that is not an employee or officer of the Company, any Parent Corporation of the Company or any Subsidiary Corporation of the Company or its Parent Corporation); (d) determine the number of Shares which may be issued upon exercise of the Options; and (e) interpret the provisions of this Plan and of any Option granted under this Plan.

     3.02 Rules and Regulations. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

      3.03 Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.

     3.04  Administration by Committee.

            (a) The Board, in its sole discretion, may, from time to time, appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.01.

            (b) In establishing the Committee, each member of the Committee must be a Disinterested Person, and the Board may, but is not required to, take such other actions as are deemed necessary or advisable to conform the Plan to the requirements of Rule 16b-3 as promulgated under the Exchange Act.

            (c) The Committee, in its sole discretion, may, from time to time, delegate to the Chairman, the President and the Chief Executive Officer, or any of them, while any such officer is a member of the Board, authority to grant Options under the Plan to Eligible Persons who are not officers of the Company within the meaning of Rule 16a1-(f) promulgated under the
Exchange Act. Such authority shall be on such terms and conditions, and subject to such limitations, as the Committee shall specify in its delegation of authority. Except to the extent otherwise specified by the Committee in such delegation, the delegated authority to grant Options shall include the full and absolute power in his or their sole discretion to (a) determine which of such Eligible Persons shall receive Options,
(b) determine the time when such Options shall be granted, (c) determine the terms and conditions (including the amount and manner of payment of the exercise price), not inconsistent with the provisions of the Plan, of any such Option granted pursuant to such delegated authority, and (d) determine the number of Shares that may be issued upon exercise of such Options. Except to the extent otherwise specified by the Committee in such delegation, the authority so delegated shall be in addition to, and not in lieu of, the authority of the Committee to grant options to Eligible Persons, including Eligible Persons who are not officers within the meaning of such Rule 16a-1(f).

           (d) The Committee, the Chairman, the President and the Chief Executive Officer shall report to the Board the names of Eligible Persons granted Options by the Committee or such officer, as the case may be, the number of Shares covered by each Option, and the terms and conditions of each such Option.


                           ARTICLE IV
              NUMBER OF SHARES AVAILABLE FOR GRANT

             Subject   to  the  following  provisions   of   this
Article IV, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,975,000. In the event that Options granted under the Plan shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options under the Plan. In the event that Shares that were previously issued by the Company, upon exercise of an Option, are reacquired by the Company as part of the consideration received (in accordance with Section 6.05(b) hereof) upon the subsequent exercise of an Option, such reacquired Shares shall again be available for the granting of Options hereunder. Notwithstanding any other provision of the Plan, no Eligible Person may be granted in any two-year period Options to acquire more than 70,000 Shares except that Options to acquire up to an additional 50,000 Shares may be granted in connection with an Eligible Person's initial hiring as an employee of a Participating Company or in connection with such Eligible Person's employer becoming a Participating Company.


                           ARTICLE V
                          TERM OF PLAN

            The Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.


                           ARTICLE VI
                          OPTION TERMS

      6.01 Form of Option Agreement. Any Option granted under the Plan shall be evidenced by an agreement ("Option Agreement") in such form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plan.

      6.02 Option Exercise Price. The option exercise price for Shares to be issued under the Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value of the Shares in the case of an Incentive Stock Option, or less than eighty-five percent (85%) of the Fair Market Value in the case of a Nonstatutory Stock Option.

      6.03 Vesting and Exercise of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under the Plan shall vest and be exercisable in accordance with the rules set forth in this Section 6.03:

            (a) General.  Subject to the other provisions of this
Section 6.03, Options shall vest and become exercisable at such time and in such installments as the Board shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.03 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

            (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date such Option was granted and, in the case of an Incentive Stock Option granted to a Restricted Shareholder, the Option shall, by its terms, not be exercisable after the expiration of five (5) years from the date such Option was granted.

            (c) Termination of Employment or Directorship other than by Death or Total Disability. In the event that the employment of an Optionee with a Participating Company is terminated for any reason (other than death or Total Disability), any installments under an Option held by such Optionee that have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. In the event that an Optionee who is a Director ceases to be a Director for any reason (other than death or Total Disability), any installments under an Option held by such Optionee that have not accrued as of the directorship termination date shall expire and become unexercisable as of the directorship termination date. All Accrued Installments as of the employment termination date or the directorship termination date (whichever may be applicable) shall expire and become unexercisable as of the earlier of
(i) three (3) months following the employment or directorship termination date; or (ii) the original Option Termination Date. For purposes of the Plan, an Optionee who is an employee or a Director of any Participating Company shall not be deemed to have incurred a termination of his or her employment or a termination of his or her directorship (whichever may be applicable) so long as such Optionee is an employee or Director (whichever may be applicable) of any Participating Company.

            (d) Leave of Absence. An approved leave of absence shall not constitute a termination of employment under the Plan. An approved leave of absence shall mean an absence approved pursuant to the policy of a Participating Company for military leave, sick leave, or other bona fide leave, not to exceed ninety
(90) days or, if longer, as long as the employee's right to re-employment is guaranteed by contract, statute or the policy of a Participating Company. Notwithstanding the foregoing, in no event shall an approved leave of absence operate to make an Option exercisable after the original Option Termination Date.

            (e)  Death  or  Total Disability  of  Optionee  while
Employed. In the event that the employment and/or directorship of an Optionee with a Participating Company is terminated by reason of death or Total Disability, any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

                (i) The applicable Option Termination Date; or

                 (ii)  The  first  anniversary  of  the  date  of
     termination  of  employment  and/or  directorship  of   such
     Optionee  by  reason  of  the  Optionee's  death  or   Total
     Disability.

            Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of the employee's termination of employment and/or Director's termination of directorship due to death or Total Disability shall expire and become unexercisable as of the employment and/or directorship termination date.

             (f) Termination of Affiliation of Participating Company. Notwithstanding the foregoing provisions of this
Section 6.03, (i) in the case of an Optionee who is an employee or Director of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company, such Optionee shall be deemed (for all purposes of the Plan) to have incurred a termination of his or her employment or directorship (whichever may be applicable) for reasons other than death or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination and (ii) in the case of an Optionee who is an employee or officer of a Participating Company that is an ORBCOMM Partnership, upon an Affiliation Termination of such Participating Company, all unaccrued installments of any Option held by such Optionee shall vest and become Accrued Installments immediately prior to the effectiveness of such Affiliation
Termination and thereafter each such Option shall expire and become unexercisable as of the earlier of (A) the applicable
Option Termination Date, (B) the first anniversary of the Optionee's death or Total Disability or (C) three (3) months following the date the Optionee ceases to be employed by any Participating Company or any ORBCOMM Partnership. As used herein, the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as an ORBCOMM Partnership or as a Parent Corporation of the Company or a Subsidiary Corporation of the Company or its Parent Corporation.

      6.04 Exercise of Options. An Option may be exercised in accordance with this Section 6.04 as to all or any portion of the Shares covered by an Accrued Installment of the Option, from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.05. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by the Plan; as may be required by applicable laws, rules or regulations; or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 6.08(a).

     6.05  Payment of Option Exercise Price.

            (a) Except as otherwise provided in Section 6.05(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Company.

            (b) In the discretion of the Board, an Optionee may elect to pay for all or some of the Optionee's Shares with Shares to which the Optionee has a right at the time of the exercise by the Optionee, including Shares to which the Optionee has obtained a right by previous exercise, subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued at the last reported sale price of the Shares on a public exchange on the day immediately preceding the day notice of exercise is received by the Company or, if such Shares are not then listed on such stock exchange, on such basis as the Board shall determine.

      6.06 Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     6.07  Restrictions on Issuance of Shares.

            (a) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any national securities exchange on which Shares are then listed, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

            (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, rule or regulation.

            (c) The exercise of Options under the Plan is conditioned on approval of the Plan by the vote or written consent of a majority of the holders of outstanding Shares of the Company's Common Stock represented and voting at a meeting within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any Options granted hereunder shall be void.

     6.08  Option Adjustments.

            (a) If the outstanding Shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization of the Board, a proportionate adjustment shall be made in the number or kind of shares and the per share option price thereof, which may be issued in the aggregate and to individual Optionees upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

            (b) Upon the occurrence of a Terminating Transaction,
as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of any successor or survivor corporation in the Terminating Transaction or an affiliate thereof, with such adjustments as the Board deems appropriate with respect to the number and kind of securities and the per share exercise price under such substituted options, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including, without limitation, (A) accelerating the vesting of outstanding Options; and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties that a holder of Shares underlying such Options would have been entitled to receive upon the consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) and/or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their Options to the full extent not theretofore exercised, including any installments that have not yet become Accrued Installments.

            (c) Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, to the maximum extent possible, any adjustments authorized under this Section 6.08 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section
6.08 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

      6.09 Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option pursuant to the Plan, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

      6.10 Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Stock Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.



                          ARTICLE VII
                AMENDMENT OR TERMINATION OF PLAN

      7.01 Board Authority. The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Option Plan to fail to meet the qualification requirements for Incentive Stock Option Plans as set forth in the I.R.C. or to comply with Rule 16b-3 of the Exchange Act or any successor rule under such Act as in effect on the date of such amendment.

      7.02 Limitation on Board Authority. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.01; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement shall affect, in a material and adverse manner, Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options.

      7.03 Substitution of Options. In the Board's discretion, the Board may, with an Optionee's consent, substitute
Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of the Plan, and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.


                          ARTICLE VIII
                       GENERAL PROVISIONS

     8.01 Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plan.

     8.02 Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail and, if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by registered or certified mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

      8.03 Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

      8.04 Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.


LEGAL\OPTPLAN